U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 27, 2010

                         Commission File No. 333.136247


                           DOMARK INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   20-4647578
                        (IRS Employer Identification No.)

                         3551 W Lake Mary Blvd, Ste 209
                               Lake Mary, FL 32746
                    (Address of principal executive offices)

                                  877-700-7369
                           (Issuer's telephone number)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17 CFR 240.13e-4(c))
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As used in this report,the terms "we", "us", "our", "our company" "Domark" refer to Domark International, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates,""intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 26, 2010, Domark International, Inc. (the "Company") entered into an Asset Purchase Agreement (the "Agreement") with Armada Capital, LLC ("Armada") providing for the purchase and sale of all of Armada's right, title and interest in and to all of the assets of Armada. Armada, an entity engaged in the business of providing consulting services for small capital public companies and private businesses, is owned by R. Thomas Kidd, the Company's Chief Executive Officer, Director and majority shareholder.

The closing of the Agreement shall take place upon (i) the delivery of all signed documentation; (ii) the completion of all documentation necessary to perfect the delivery of the assets; and (iii) the completion and delivery of the audited financial statements of the assets to be purchased and sold; provided, however, that the closing date shall take place on or before June 30, 2010. The Purchase Price for the Assets is equal to twenty percent (20%) of the revenue derived from the fees generated from the consulting agreements sold pursuant to the Agreement.

A copy of the Asset Purchase Agreement is filed herewith as Exhibit 10.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                Description
-----------                -----------
  10.1              Asset Purchase Agreement

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DoMark International, Inc.


Date: May 27, 2010                         By: /s/ R. Thomas Kidd
                                               -------------------------------
                                               R. Thomas Kidd
                                               Chief Executive Officer



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